REVOLVING CREDIT AGREEMENT
                           --------------------------

     This Revolving Credit Agreement (this "Agreement") is made effective as of October 1, 2004 ("Effective Date"), by and between PETROSEARCH CORPORATION, A TEXAS CORPORATION ("Borrower"), ANADARKO PETROSEARCH, L.L.C., A TEXAS LIMITED LIABILITY COMPANY ("Anadarko Petrosearch"), TK PETROSEARCH, L.L.C., A TEXAS LIMITED LIABILITY COMPANY ("TK Petrosearch"), GUIDANCE PETROSEARCH, L.L.C., A TEXAS LIMITED LIABILITY COMPANY ("Guidance Petrosearch") and FORTUNA ENERGY, L.P., A CALIFORNIA LIMITED PARTNERSHIP ("Lender").

                                    RECITALS:

     A. Borrower is in the business of acquiring, developing and operating oil and gas properties in several states, including, Texas, Oklahoma, North Dakota, Montana and Mississippi. Borrower has obtained commitments from industry joint venturers to develop several drilling prospects, thereby requiring an accelerated leasing program in the target areas. Additional acquisition and exploration opportunities have contemporaneously been presented by third parties to Borrower which Borrower desires to pursue in addition to the near term drilling projects.

     B. Borrower and its wholly owned subsidiaries, Anadarko Petrosearch, and TK Petrosearch, desire to utilize the financial resources of Lender as a funding source to fund the proposed drilling projects and the proposed new lease(s) and producing property acquisitions and Lender desires to make available to Borrower a credit facility subject to the terms and provisions herein. Guidance Petrosearch desires to join herein to evidence its agreement to pledge, hypothecate and mortgage to Lender certain North Dakota oil and gas lease interests to serve as a part of the collateral for the credit facility extended to Borrower.

                               TERMS OF AGREEMENT:

     NOW, THEREFORE, FOR VALUE RECEIVED, the sufficiency of which is acknowledged by the parties, the parties hereto agree as follows:

                                    ARTICLE I

                    COMMITMENT USE OF PROCEEDS AND COLLATERAL
                    -----------------------------------------

     Section  1.1.     COMMITMENT/ADVANCES.  Subject to the terms and conditions
                       -------------------
of this Agreement and beginning on the Effective Date, until the earlier of the Maturity of the revolving loan or the early termination of this Agreement by Lender or Borrower described in Section 1.8 below, Lender will make a loan to Borrower by making advances of good funds by wire transfer to Borrower's designated bank or such designated third party recipient as the parties may mutually agree upon (the "Advances"), from time to time as limited by Section
1.5 hereinbelow, in such amounts as the Borrower may request up to the funding limits described in this Agreement, up to the maximum aggregate principal amount outstanding at any time during the term of the loan of EIGHTEEN MILLION AND NO/100 DOLLARS ($18,000,000.00)[the "Credit Facility"].

     Section  1.2     USE  OF  PROCEEDS.  Proceeds of the Advances shall be used
                      -----------------
only  to  finance:

          (a) Past, present, or future acquisitions of oil and gas leases (collectively, the "Leases"), including all title and land work, in TK Petrosearch and Anadarko Petrosearch, all fees paid to governmental entities (i.e. filing fees and/or tax stamps), bonus consideration, surface damage payments, prospect acquisition costs such as Barbee costs which accrue under the Prospect Generation Agreement between Borrower and William Barbee, associated title, geological, and engineering review, fees and payments to maintain such leases such as delay rentals;

          (b) oil and gas drilling, reworking, production, transportation, marketing and plugging activities under the Leases, and

          (c) All Lender charges and fees, including fees and expenses of legal counsel to Lender.

     During  the  term  of  this  Agreement, Borrower shall, subject to the Draw
Limitations set forth hereinbelow in Section 1.5, the Collateral Coverage Requirements set forth hereinbelow in Section 1.6 and availability of Lender funds, use Lender funds pursuant to this Credit Facility for acquisition of oil and gas lease(s) acquired by its subsidiaries before resorting to internally available funds or funds provided by third parties, other than drilling co-venturers, to fund such acquisition(s). Should (i) the provisions of Sections 1.5 and/or 1.6 hereinbelow preclude the use of Lender funds for any such acquisition(s), (ii) Lender fails to fund Borrower's request due to inability of Lender, or (iii) Lender otherwise fail to respond to the Borrower's request for funds within the time period prescribed in Section 1.5 hereinbelow, then Borrower may resort to other available sources of capital and Lender shall not be entitled to the overriding royalty interest benefits described in Section
2.3  hereinbelow  as  regards  to  such  respective  future  acquisition.

     Section  1.3     REVOLVING CREDIT NOTE.  The Advances shall be evidenced by
                      ---------------------
a Revolving Credit Note (the "Note") of the Borrower in substantially the form attached hereto as EXHIBIT "A", dated as of the Effective Date, payable to the
                     -----------
order of Lender, and providing for interest on the outstanding principal balance as advanced, from time to time, at the rate of six percent (6%) per annum (the "Note Rate"). Lender is irrevocably authorized by Borrower to make appropriate notations on the Note reflecting the amount of each Advance, and such notations shall be deemed conclusive, absent manifest error.

     Section  1.4     COLLATERAL  FOR  CREDIT  FACILITY.  The collateral for the
                      ---------------------------------
Credit Facility evidenced by this Agreement shall be (a) other than as set forth in Sections 6.1 and 6.2 herein, first and prior lien(s) on the oil and gas leases, wells, downhole and surface equipment and storage tanks and stored equipment on such leases as to which Lender's funds have been utilized for acquisition and/or drilling costs referenced above in Sections 1.2(a) and (b), including all existing and future lease interests in Fort Bend County, Texas, the State of Oklahoma and existing lease interests in North Dakota (regardless of whether Lender funds are used for existing lease interests in North Dakota (regardless of whether Lender funds are used for acquisition and/or drilling in North Dakota), which lien(s) shall be evidenced by the form(s) of Deed of Trust, Assignment of Production, Security Agreement, and Financing Statement attached hereto and made a part hereof as EXHIBIT "B", and (b) first and prior lien(s) on one hundred percent
            ------------
(100%) of Borrower's membership interest (subject to the after-payout back-in interests of the subsidiary presidents, where applicable) in Anadarko Petrosearch and TK Petrosearch, as well as any other existing or future subsidiaries whose activities described in Sections 1.2(a) and (b) above are financed by, through or under this Revolving Credit Agreement, which lien(s) shall be evidenced by the form of Pledge Agreement attached hereto and made a part hereof as EXHIBIT "C" (the "Pledge Agreement"). Borrower further covenants
                -----------
and agrees to execute and deliver first and prior lien(s) covering any additional oil and gas lease(s) now existing or hereafter acquired and/or drilled using Lender funds or any subsidiary now existing or hereafter created to acquire, hold or develop oil and gas properties which are acquired and/or developed using Lender funds. In the event that the title review and/or examination for newly acquired oil and gas lease(s) or interests therein reflects any mortgage, deeds of trust, tax lien or other apparent encumbrance ("encumbrance") which, if valid and existing, could impair the first and prior status of Lender's lien(s) and security interest(s) therein, then Borrower shall cause such encumbrance, whether valid or otherwise, to be released of record or shall lawfully bond around in accordance with applicable state or local law requirements the apparent encumbrance within sixty (60) days of the request date for any Lender advance which will be used to either acquire the encumbered oil and gas lease(s) or reimburse Borrower or its subsidiaries for the costs of its acquisition. In the event Borrower fails to cure such title encumbrance within the time period provided above, Lender may, but shall not be obligated to, cure such title encumbrance and to charge the cost and expense incurred in such curative action to Borrower as an increase in the principal balance under the
Note in addition to all other rights of Lender herein and under any of the other Loan Documents. Such curative expenses so advanced shall thereafter bear interest at the rate of eighteen (18%) per annum from the date incurred until paid.

     Section  1.5.     DRAW LIMITATIONS.  The principal of the loan may be drawn
                       ----------------
by Borrower over a twelve (12) month period which shall begin on the date of the initial draw under this Agreement ("Initial Draw Date") at a maximum rate of $4,500,000.00 for each three (3) month (calendar date to calendar date) period following the Initial Draw Date ("Draw Period") in a lump sum or partial sums in Borrower's discretion, subject to the Collateral Coverage Requirements described in Section 1.6 below. Undrawn funds may be carried over to a succeeding Draw Period. Principal repaid during any Draw Period may be redrawn subject to the $4,500,000.00 per Draw Period and Collateral Coverage limitations. Each draw by Borrower other than the Initial Draw shall be preceded by a 10-day written request (accompanied by a statement of the proposed use of proceeds) to Lender and shall be funded by Lender on the eleventh (11th) day following the request. In the event that the eleventh (11th) day falls on a Saturday, Sunday or public holiday, then the funding date shall be the next business day of Lender. Unless otherwise agreed by Lender, draw requests shall be funded no more frequently than monthly during any 3-month Draw Period.

     Borrower acknowledges, understands and agrees that Lender is a private, non-public, entity. As such, Lender obtains its funds from the private capital markets and/or individuals who desire to participate in Lenders investment banking activities, thus Lender does not have a guaranteed source of money in which to fund this transaction with Borrower. Borrower acknowledges that the volatility of the capital markets, the nature of Borrower's business activities and/or other events which may come into existence may impact Lender's ability to raise and procure sufficient capital in order to fund all or substantially all of the Loan described in this Agreement. While Lender will use its best efforts to raise all necessary capital to complete the funding obligations described in this Agreement, the Note and as the Credit Facility, Lender cannot and will not guaranty to Borrow that all proposed funding required herein, will be available as, if and when Borrower elects to make draw requests under the terms of this Agreement and/or the Note. Borrower acknowledges and agrees that the inability of Lender to obtain funds to complete the funding of this Credit Facility will not constitute a breach or violation of this Agreement and/or the Note and/or any other Loan document as defined herein on the part of Lender. The preceding sentence shall not apply to the initial $2,000,000.00 to be funded by Lender under this Credit Facility.

     Section 1.6.     COLLATERAL COVERAGE REQUIREMENTS.  Unless otherwise agreed
                      --------------------------------
by Lender, unused available funds under the Credit Facility after the initial $4,500,000.00 is drawn, shall only be available for draw by Borrower if the principal balance of the Note outstanding after the requested draw will be less than the sum of a) the actual costs of the oil and gas lease(s) purchased and/or reimbursed through the date of the requested draw with funds advanced under this Agreement, and b) 75% of Borrower's Proved Producing Reserves (as defined herein) from all sources, including the Proved Producing Reserves of Anadarko Petrosearch and TK Petrosearch plus all other subsidiaries of Borrower, as such Proved Producing Reserves are reflected in the most recent reserve report prepared by an independent petroleum engineer engaged by Borrower and otherwise qualified to calculate Proved Producing Reserves acceptable under Securities and Exchange Commission ("SEC") standards. For purposes hereof, the term Proved Producing Reserves shall mean the estimated quantities of crude oil, natural gas and natural gas liquids which, based upon engineering and geologic data, are expected to be recovered under existing economic and operating conditions from existing wells in reservoirs (including behind the pipe reservoirs) that have produced at any time during the twelve (12) months before the reporting date. If for any reason the Collateral Coverage Requirements fall below the minimum threshold amount described in this Section 1.6 and remain below such minimum threshold amount for thirty (30) consecutive days, then in such event Borrower and its subsidiaries shall cause additional collateral acceptable to Lender to be secured, pledged and encumbered by Lender's first and prior lien(s) and security interest(s), all at Borrower's expense.

     Section  1.7.     LENDER  STANDBY FEES FOR UNDRAWN PRINCIPAL.  Lender shall
                       ------------------------------------------
charge quarter-annually to Borrower and Borrower shall pay to Lender, as invoiced, a standby fee equal to one quarter of one percent (0.25%) [i.e. 1% annually] of the funds available to be drawn under this Credit Facility for the particular Draw Period, but which are not drawn by Borrower. Funds which are not available to be drawn in the particular Draw Period either because of (i) the $4,500,000.00 quarter-annual draw limitation (ii) limitations imposed by Lender due to deficiency in the Collateral Coverage Requirements, or (iii) Lender's inability to fund pursuant to timely request for funding by Borrower, shall not be included in the calculation of the standby fee for that Draw Period. The standby fee shall be calculated using the average daily balance of the unused available funds for the Draw Period.

     Section  1.8     TERM OF CREDIT FACILITY/CALL AND PUT RIGHTS. The Note and
                      -------------------------------------------
any and all obligations of Borrower under this Agreement shall mature on the two- (2) year anniversary of the initial Advance. Notwithstanding the 2-year term, after eighteen (18) months, either Lender or Borrower shall have the right, upon thirty (30) days written notice to the other party, to terminate the credit facility and cause to be prepaid (in the case of Borrower election) or cause to be repaid by Borrower (in the case of Lender election) all outstanding principal and interest due upon the Note.

                                   ARTICLE II

           PAYMENTS OF PRINCIPAL AND INTEREST/ADDITIONAL CONSIDERATION
           -----------------------------------------------------------

     Section  2.1     PRINCIPAL  PAYMENTS.  Borrower shall repay the outstanding
                      -------------------
principal in monthly installments equal to ten percent (10%) of the original amount of the particular principal advance commencing sixty (60) calendar days after the date of the particular advance and continuing on the same calendar date of each succeeding month thereafter until repaid. At such time as the aggregate principal advances under the Note equal or exceed $3,000,000.00 and sixty (60) calendar days have elapsed since the date of the principal advance by which the $3,000,000.00 threshold has been achieved, the monthly principal installments due under the Note thereafter shall never be less than $300,000.00 until repaid in full. (By way of example only, if the initial principal advance of $2,000,000.00 is made on October 6, 2004, then sixty (60) days after that initial advance or December 5, 2004, Borrower shall begin making $200,000.00 principal installments. If an additional $1,000,000.00 is advanced one month after the initial advance (i.e. November 6, 2004), then sixty (60) days after
                              ----
this  second  advance  (i.e.  January  5,  2005),  the minimum monthly principal
                        ----
installments  shall  increase  from  $200,000.00  to  $300,000.00).

     Section  2.2     INTEREST  PAYMENTS.   Borrower shall pay to Lender accrued
                      ------------------
interest at six percent (6.0%) per annum on the outstanding unpaid principal balance quarter-annually, in arrears, commencing ninety (90) calendar days after the date of the initial Advance and continuing quarter-annually thereafter until Maturity. All interest payments shall be calculated on the average daily principal balance outstanding under the Note.

     Section 2.3     OVERRIDING ROYALTY ASSIGNMENT.  As additional consideration
                     -----------------------------
from Borrower to Lender to make the loan, Borrower shall cause TK Petrosearch to deliver to Lender upon execution hereof an assignment of a one percent (1% of
8/8ths) overriding royalty interest ("ORRI") in the West Schenk Lease in Fort Bend County, Texas, and shall cause Anadarko Petrosearch to deliver to Lender a one percent (1% of 8/8ths) ORRI in all existing Oklahoma Leases. Additionally, Borrower shall cause each of TK Petrosearch and Anadarko Petrosearch to deliver to Lender a one percent of eight eighths (1% of 8/8ths) ORRI in all future oil and gas lease(s) acquired by either TK Petrosearch or Anadarko Petrosearch either by direct payment or by reimbursement using Lender funds in the manner set forth in Section 1.2(a) hereof. Additionally, Borrower shall cause any of its other subsidiaries, whether now existing or hereafter created, to assign a corresponding one percent (1% of 8/8ths) ORRI to Lender in all future oil and gas lease(s) acquired either by direct payment or by reimbursement using Lender funds in the manner set forth in Section 1.2(a) hereof. The ORRIs are in all respects absolutely and irrevocably earned when Lender funds are utilized by Borrower for direct and/or indirect acquisition expenses, drilling expenses or reimbursement to Borrower for such activities related to an oil and gas lease as described in Sections 1.2(a) and (b) hereof, and the earned ORRIs shall not be subject to reversion or reassignment upon repayment of the loan or termination (by passage of time, early termination or acceleration by Lender upon Borrower's default) of this Credit Facility. Additionally, all earned ORRIs which have been earned but not assigned upon termination of the Credit Facility shall be immediately assigned, in recordable form, upon the termination event. The form of Assignment of Overriding Royalty Interest which will be used for each assignment is attached hereto and made a part hereof as EXHIBIT "D".
                                                                  ------------

     Section  2.4     APPLICATION OF PAYMENTS; PREPAYMENTS.  Borrower may prepay
                      ------------------------------------
the Loan. Any prepayments shall be applied first to those fees and expenses incurred by Lender in enforcement of the Note, the Deed(s) of Trust, the Pledge Agreement(s), the ORRI assignment(s) or any other document evidencing or securing the obligations of Borrower and/or its subsidiaries under this Agreement or under such documents, then to accrued interest and then to the principal balance outstanding.

     Section 2.5     EVENTS UPON REPAYMENT OF LOAN.  Upon the full repayment and
                     -----------------------------
discharge by Borrower of all of the obligations under this Agreement and the corresponding loan documents, Lender shall, promptly after such repayment and termination have occurred, release all of its liens and security interests under the Deed(s) of Trust and the Pledge Agreement(s) and any other document executed by Borrower and/or its subsidiaries to evidence or secure the indebtedness of Borrower and/or its subsidiaries under this Credit Facility.

     Section  2.6.     PARTIAL  RELEASES OF DEEDS OF TRUST.   With regard to the
                       -----------------------------------
lien(s) and security agreement(s) created and evidenced by the Deed(s) of Trust, Borrower and its subsidiaries who are parties to the Deed(s) of Trust shall be entitled to obtain from Lender upon written request to Lender, so long as Borrower and/or its subsidiaries is/are not then in default under this Agreement or any other document evidencing or securing the obligations of Borrower and/or its subsidiaries under this Agreement or under such documents, a partial release of the Deed of Trust so long as the written request is signed by the chief financial and accounting officer of Borrower and contains a certification by said chief financial and accounting officer that the minimum Collateral Coverage Requirements set forth in Section 1.6 above shall continue to be satisfied after such partial release is executed and delivered by Lender. All Proved Producing Reserves relied upon by Borrower in its certification and request shall be supported by a reserve study or studies dated within thirty (30) days of the request date.

                                   ARTICLE III

                             CONDITIONS TO ADVANCES
                             ----------------------

     The obligation of Lender to fund the Advances shall be subject to the prior or concurrent satisfaction (or in Lender's discretion, the waiver) of each of the conditions precedent set forth in this Section.

     Section  3.1.     RESOLUTION.  Lender  shall  have received  from  Borrower
                       ----------
a certificate of its Secretary or Assistant Secretary, member, manager, general partner or other appropriate officer, as applicable, as to (a) resolutions of its Board of Directors or Managers, as the case may be, then in full force and effect authorizing the execution, delivery and performance of this Agreement, the Note, the Pledge Agreement, the Assignment of Overriding Royalty Interests and each other loan document to be executed by it; (b) the incumbency and signatures of those of its officers and/or managers authorized to act with respect to this Agreement, and (c) that Borrower and its subsidiaries are in compliance with all of the covenants and agreements contained in this Agreement.

     Section  3.2.     DELIVERY  OF  NOTE.  Lender  shall have received the Note
                       ------------------
duly  executed  and  delivered  by  Borrower.

     Section 3.3     DELIVERY OFDEED OF TRUST ANDPLEDGE AGREEMENT.  Lender shall
                     --------------------------------------------
have received the Deed(s) of Trust and the Pledge Agreement(s) duly executed in recordable form on behalf of the Borrower, Anadarko Petrosearch and TK Petrosearch.

     Section  3.4.     DELIVERY  OF  OVERRIDE  ASSIGNMENT.  Lender  shall  have
                       ----------------------------------
received the Assignments of Overriding Royalty Interest duly executed in recordable form on behalf of TK Petrosearch and Anadarko Petrosearch.

     Section  3.5.     COMPLIANCE  WITH  LOAN  DOCUMENTS.  Borrower  shall  have
                       ---------------------------------
performed all agreements and covenants required by this Agreement and all representations and warranties herein and in the other loan documents made by Borrower or any of its subsidiaries shall be true and correct as of the date of the Advance.

     Section  3.6     NO  DEFAULT.  No  default,  or  event which could become a
                      -----------
default if uncured, shall have occurred and be continuing on the date of funding of the requested Advance.

                                   ARTICLE IV

                         REPRESENTATIONS AND WARRANTIES
                         ------------------------------

     In order to induce Lender to enter into this Agreement and to make the Advances hereunder, Borrower represents and warrants unto Lender as follows:

     Section  4.1     ORGANIZATION,  ETC.  Borrower  is  a  corporation  validly
                      ------------------
organized and existing and in good standing under the laws of the State of Texas, is duly qualified to do business and is in good standing in the State of Texas and all jurisdictions where the nature of its business requires such qualification, and has full power and authority and holds all requisite governmental licenses, permits and other approvals to enter into and perform its obligations under this Agreement, the Note, the Deed of Trust, the Pledge Agreement and each other loan document and to own and hold under lease its property and to conduct its business substantially as currently conducted by it.

     Section  4.2     DUE  AUTHORIZATION,  NON-CONTRAVENTION, ETC.  Borrower has
                      -------------------------------------------
the full legal power, right and capacity to enter into and perform this Agreement and the other loan documents to which it is party. Each obligor has the full legal power, right and capacity to enter into and perform the Loan Documents to which it is a party. The execution, delivery and performance by Borrower of this Agreement, the Note, the Deed of Trust, the Pledge Agreement and each other loan document executed or to be executed by it, and the execution, delivery and performance by each other obligor of each loan document executed or to be executed by it are within Borrower's and each such obligor's company, corporate or partnership powers, respectively, have been duly authorized by all necessary corporate action, and do not (a) contravene Borrower's or any such obligor's organizational documents,
(b) contravene any contractual restriction, law or governmental regulation or court decree or order binding on or affecting Borrower or any such obligor, (c) result in, or require the creation or imposition of, any lien on any of any obligor's properties, or (d) require the consent or approval of any other person.

     Section  4.3     GOVERNMENT APPROVAL, REGULATION, ETC.  No authorization or
                      ------------------------------------
approval or other action by, and no notice to or filing with, any governmental authority or regulatory body or other person is required for the due execution, delivery or performance by Borrower or any other obligor of this Agreement, the Note, the Deed of Trust, the Pledge Agreement or any other loan document to which it is a party. Neither Borrower nor any of its subsidiaries or any other obligor is an "investment company" within the meaning of the Investment Company Act of 1940, as amended, or a "holding company," or a "subsidiary company" of a "holding company," or an "affiliate" of a "holding company" or of a "subsidiary company" of a "holding company," within the meaning of the Public Utility
Holding  Company  Act  of  1935,  as  amended.

     Section  4.4     VALIDITY,  ETC.  This Agreement constitutes, and the Note,
                      --------------
the Deed(s) of Trust, the Pledge Agreement(s) and each other loan document executed by Borrower and/or TK Petrosearch and/or Anadarko Petrosearch will, on the due execution and delivery thereof, constitute, the legal, valid and binding obligations of Borrower and/or TK Petrosearch and/or Anadarko Petrosearch enforceable in accordance with their respective terms. Each document executed pursuant hereto by each named obligor will, on the due execution and delivery thereof by such obligor, be the legal, valid and binding obligation of such obligor enforceable in accordance with its terms.

     Section  4.5.     NO MATERIAL ADVERSE CHANGE.  Since the date of Borrower's
                       --------------------------
most recent audited financial statements, there has not been any material adverse change.

     Section 4.6.     LITIGATION, LABOR CONTROVERSIES, ETC.  There is no pending
                      ------------------------------------
or, to the knowledge of Borrower, threatened litigation, action, proceeding or labor controversy affecting Borrower or any of its subsidiaries or any other obligor, or any of their properties, assets or revenues, or the Leases, which has caused or may cause a material adverse effect or which purports to affect the legality, validity or enforceability of this Agreement, the Note, the Deed of Trust, the Pledge Agreement or any other loan document.

     Section  4.7.     BROKER'S FEES.  Borrower has not incurred any obligation,
                       -------------
contingent or otherwise, for brokers' or finders' fees in respect of the transactions contemplated by this Agreement.

     Section  4.8.     TAXES.  Borrower,  each of its subsidiaries and any other
                       -----
obligor has filed all tax returns and reports required by law to have been filed by it and has paid all taxes and governmental charges thereby shown to be owing, except any such taxes or charges which are being diligently contested in good faith by appropriate proceedings in accordance with the requirements of the jurisdiction where such contest is pending and for which adequate reserves in accordance with GAAP shall have been set aside on its books. Borrower has not been audited by any state, federal, or other governmental or other body having taxing authority.

     Section  4.9.     PENSION  AND  WELFARE  PLANS; EMPLOYEES.  Borrower has no
                       ---------------------------------------
pension plans or employee benefit plans within the meaning of ERISA.

     Section 4.10.     COMPLIANCE WITH LAWS.  Borrower and its subsidiaries have
                       --------------------
complied with all applicable statutes, rules, regulations, orders and restrictions of any domestic or foreign government or any instrumentality or agency thereof, having jurisdiction over the Leases. Neither Borrower nor any of its Subsidiaries has received any notice to the effect that the operations of Borrower or such subsidiary relating to the Leases are not in compliance with any of the requirements of applicable environmental laws, or are the subject of any federal or state investigations evaluating whether any remedial action is needed to respond to a release of any hazardous material (as defined in the environmental laws) involving the Leases.

     Section  4.11.     ENVIRONMENTAL WARRANTIES.  Except as reasonably could be
                        ------------------------
expected to cause a material adverse effect (i) all of the Leases and associated facilities operated by Borrower or any of its subsidiaries have been, and continue to be, owned, leased or operated by Borrower, such subsidiary in compliance with all environmental laws; (ii) there have been no past, and there are no pending or threatened claims, complaints, notices or inquiries to, or requests for information received by, or known to, Borrower or any of its subsidiaries with respect to, any alleged violation of any environmental law with respect to the oil and gas leases or associated facilities operated by Borrower, such Subsidiary or such Obligor; (iii) there are no pending or threatened claims, complaints, notices or inquiries to, or requests for information received by, or known to, Borrower or any of its subsidiaries for potential liability under any environmental law or under any common law theories relating to operations or the condition of any of the lands comprising the Leases (including underlying groundwater); and (iv) Borrower and its subsidiaries have been issued and are in compliance with all permits, certificates, approvals, licenses and other authorizations relating to environmental matters and necessary or desirable for its business and the operation of each of the Leases.

     Section  4.12.  SEC  REQUIREMENTS.  Neither  Borrower  nor  any  of  its
                     -----------------
subsidiaries has received notice from the Securities and Exchange Commission or any state securities agency that Borrower or any subsidiary is not in compliance with applicable Securities and Exchange Commission or state securities rules and regulations or is under investigation regarding the potential violation of any such rule or regulation.

                                    ARTICLE V

                              AFFIRMATIVE COVENANTS
                              ---------------------

     Borrower agrees with Lender that during the Term of this credit facility, Borrower will, and will cause its subsidiaries to perform, the obligations set forth in this Section.

     Section  5.1.     ALLOCATION  AND  BUDGETING OF LOAN PROCEEDS FOR DRILLING.
                       --------------------------------------------------------
Borrower shall, in good faith exercising sound commercial judgment, endeavor to budget and allocate the requested advances under this Credit Facility in such a manner that sufficient funds shall be available to Borrower in the near term, from third party venturers, projected cash flow or set asides to drill and test the oil and gas lease(s) acquired with or reimbursed by Credit Facility funds within the primary term of such oil and gas lease(s) and shall have determined that appropriate and sufficient drilling rigs and/or equipment are available in the geographic area where such drilling activity is to occur within such time period.

     Section  5.2.     FINANCIAL  INFORMATION,  REPORTS, NOTICES, ETC.  Borrower
                       ----------------------------------------------
will furnish, or will cause to be furnished at Borrower's cost, to Lender copies of (i) fiscal quarter unaudited and annual audited financial statements prepared in accordance with GAAP; (ii) all reserve reports prepared at the behest of Borrower; (iii) all filings with the Securities and Exchange Commission; and
(iv)  all  press  releases.

     Section  5.3.     COMPLIANCE  WITH LAWS, ETC.  Borrower shall comply in all
                       --------------------------
material respects with all applicable laws, rules, regulations, orders, licenses, contracts, and permits, such compliance to include, without limitation: (i) compliance with all environmental laws; (ii) the maintenance and preservation of its existence and qualification as a corporation and/or as a foreign corporation in all jurisdictions where the nature of its business requires such qualification; (iii) compliance with all SEC rules and regulations; and (iv) the payment, before the same become delinquent, of all taxes, assessments and governmental charges imposed upon it or upon its property except to the extent being diligently contested in good faith by appropriate proceedings and for which adequate reserves in accordance with GAAP shall have been set aside on its books.

     Section 5.4.     TAXES.  Borrower will make all required federal income tax
                      -----
filings prior to any applicable filing deadlines. Borrower shall pay, promptly when due, and in any event within thirty (30) days of its payment due date, except as contested in good faith and by appropriate proceedings in compliance with the laws and procedures of the taxing jurisdiction under which the contest is filed and for which adequate reserves in accordance with GAAP shall have been set aside on its books, together with interest and penalties thereon, if any, all taxes, including severance taxes and other taxes, duties, imposts, charges, levies and assessments of any kind or nature whatsoever, imposed upon or assessed with respect to or charged against the Leases or production therefrom.

     Section  5.5.     INSURANCE.  Borrower  will  maintain (or will cause to be
                       ---------
maintained) bonding and liability insurance in coverages and amounts customary and usual in the North American exploration and production industry and in compliance with the laws, rules and regulations of the jurisdiction in which such operations and/or property is located. At Lender's request, Borrower shall cause Lender to be named on any policy or policies of insurance as an additional insured or loss payee to the extent of its interest, as applicable.

     Section  5.6.     BOOKS  AND  RECORDS.  Borrower  and its subsidiaries will
                       -------------------
keep books and records which accurately reflect all of their business affairs and transactions, or relate to the Leases, and permit Lender or any of its representatives, at reasonable times and intervals, to visit all of its offices and the Leases, to discuss such affairs and transactions with their respective officers and independent public accountants (and Lender is hereby authorized to have such independent public accountants discuss the financial matters of Borrower and its subsidiaries) and to examine (and, at the expense of Borrower, photocopy extracts from) any of its books or other corporate records. Borrower shall pay any fees incurred in connection with Lender's exercise of its rights pursuant to this Section.

     Section 5.7.     ENVIRONMENTAL COVENANT.  Borrower will (i) use and operate
                      ----------------------
all of its facilities and properties (including the Leases) in compliance with all environmental laws, keep all necessary permits, approvals, certificates, licenses and other authorizations relating to environmental matters in effect and remain in material compliance therewith, and handle all hazardous materials in compliance with all applicable environmental laws, (ii) immediately notify Lender and provide copies upon receipt of all written claims, complaints, notices or inquiries relating to the condition of its facilities and properties or compliance with environmental laws, and shall promptly cure and have dismissed with prejudice to the satisfaction of Lender any actions and proceedings relating to compliance with environmental laws, and (iii) provide such information and certifications which Lender may reasonably request from time to time to evidence compliance with this Section.

     Section 5.8.     FURTHER ASSURANCES.  Borrower will execute and deliver all
                      ------------------
such other and additional instruments, notices, releases and other documents and will do all such other acts and things as may be reasonably necessary or appropriate to more fully secure Lender or its successors or assigns all of the respective rights and interests herein and hereby or pursuant to any of the other loan documents granted or intended so to be.

     Section  5.9.     PUNCTUAL  PAYMENT.  Borrower  shall timely and punctually
                       -----------------
pay all interest, principal and all other amounts when due under this Agreement, the Note, the Deed(s) of Trust, the Pledge Agreement(s), or any other document executed by Borrower and/or its subsidiaries to evidence or secure the indebtedness of Borrower and/or its subsidiaries under this Credit Facility.

                                   ARTICLE VI

                               NEGATIVE COVENANTS
                               ------------------

     Borrower agrees with Lender that during the Term of this Credit Facility, Borrower will, and will cause its subsidiaries to perform, the obligations set forth in this Section.

     Section  6.1.  NO  SENIOR  OR  PARI PASSU INDEBTEDNESS.  Borrower, Anadarko
                    ---------------------------------------
Petrosearch and TK Petrosearch shall not, without Lender's consent, which shall not be unreasonably withheld, incur any indebtedness which is senior to or in pari passu to this Credit Facility nor directly or indirectly hypothecate the oil and gas leases, cash flow, assets or reserves of Anadarko Petrosearch or TK Petrosearch in any credit extension or loan which is senior to or in pari passu to this Credit Facility while any part of the principal advanced by Lender under the Note is outstanding and unpaid. The existing Milby Bonds secured by a first lien on production from TK Petrosearch's Fort Bend County, Texas leases shall be paid in full out of the Initial Draw.

     Section  6.2.     LIENS  OF DEED OF TRUST AND PLEDGE AGREEMENT.  Except for
                       --------------------------------------------
the back-in interests of the subsidiary President, if applicable, as to a particular subsidiary, the Deed(s) of Trust and the Pledge Agreement(s) are, and always will be kept, a direct first perfected lien and security interest upon 100% of the oil and gas leases of Borrower, Anadarko Petrosearch, TK Petrosearch and Guidance Petrosearch (as to the Deed(s) of Trust) and 100% of the membership interests of TK Petrosearch and Anadarko Petrosearch (as to the Pledge
Agreement(s)). Borrower will not create or suffer to be created or permit to exist any lien, security interest or charge which is senior, prior to or on a parity with the liens and security interests of the Deed(s) of Trust and the Pledge Agreement(s) upon the oil and gas leases covered by the Deed(s) of Trust or the membership interests in Anadarko Petrosearch and TK Petrosearch or any part thereof or upon the rents, issues, revenues, profits and other income therefrom.

     Section  6.3.     BUSINESS  ACTIVITIES.  Borrower is a corporation and will
                       --------------------
not engage, or permit any of its subsidiaries to engage, in any business activity, except the owning, operating, producing, processing and marketing of hydrocarbons and such activities as may be incidental or related thereto, without the prior written consent of Lender, in its discretion.

     Section  6.4.     CONSOLIDATION,  MERGER, ETC.  Borrower will not liquidate
                       ---------------------------
or dissolve, consolidate with, or merge into or with, any other person or entity without the prior written consent of Lender, which consent shall not be unreasonably withheld. Lender hereby grants its consent to Borrower's current proposed business combination with a newly formed entity so long as the reorganization results in a substantial infusion of working capital toward development of the Leases.

     Section  6.5.  NO  CHANGE IN NAME, LOCATION, ETC.  Borrower will not change
                    ---------------------------------
its name or identity, or change the location of its chief executive office or its chief place of business or the place where Borrower keeps its books and records concerning the Leases without the prior written consent of Lender, which consent shall not be unreasonably withheld.

                                   ARTICLE VII
                                   -----------

                      EVENTS OF DEFAULT/REMEDIES OF LENDER
                      ------------------------------------

     Each of the following events or occurrences described in this Section shall constitute an "Event of Default."

     Section 7.1.     NON-PAYMENT OF OBLIGATIONS.  Borrower shall default in the
                      --------------------------
payment or prepayment when due of any principal of or interest under the Note, or Borrower or any other obligor shall default in the payment when due of any other monetary obligation.

     Section  7.2.     BREACH  OF  WARRANTY.  Any  representation or warranty of
                       --------------------
Borrower made or deemed to be made hereunder or in the Note, the Deed(s) of Trust, any supplemental Deed of Trust, the Pledge Agreement(s) or any ORRI assignment executed by Borrower and/or its subsidiaries or any other writing or certificate furnished by or on behalf of Borrower or any of its subsidiaries for the purposes of or in connection with this Agreement or any such other loan document is false in any material respect.

     Section  7.3.     NON-PERFORMANCE  OF CERTAIN COVENANTS AND OBLIGATIONS.  A
                       -----------------------------------------------------
default in the due performance by Borrower or any of its subsidiaries of any covenant or express agreement contained in this Agreement, the Note, the Deed(s) of Trust, any supplemental Deed(s) of Trust, the Pledge Agreement(s) or any ORRI assignment(s) and continuation of such default beyond the applicable grace period expressly granted, if any, with respect thereto.

     Section 7.4.     JUDGMENTS.  Any judgment or order for the payment of money
                      ---------
in excess of $250,000.00 shall be rendered against Borrower or any of its collateral subsidiaries hereunder and either (a) enforcement proceedings shall have been commenced by any creditor upon such judgment or order, (b) there shall be any period of ten (10) consecutive days during which a stay of enforcement of such judgment or order, by reason of a pending appeal or otherwise, shall not be in effect or (c) the judgment has not been superseded by the filing of a bond prescribed under the laws of the jurisdiction where the judgment originated or where the judgment is sought to be enforced.

     Section  7.5.     BANKRUPTCY,  INSOLVENCY,  ETC.  Borrower shall (a) become
                       -----------------------------
insolvent, be declared bankrupt (involuntary or voluntary) or generally be unable to pay, or admit in writing its inability or unwillingness to pay its debts as they become due, (b) apply for, consent to, or acquiesce in, the appointment of a trustee, receiver, sequestrator or other custodian for Borrower, the Leases or any other property of any thereof, or make a general assignment for the benefit of creditors, (c) in the absence of such application, consent or acquiescence, permit or suffer to exist the appointment of a trustee, receiver, sequestrator or other custodian for Borrower, any of its Subsidiaries or for the Leases or any part thereof, and such trustee, receiver, sequestrator or other custodian shall not be discharged within sixty (60) days or an action commenced within such period seeking such discharge and prosecuted in good faith to conclusion.

     Section  7.6     REMEDIES  OF  LENDER.  Upon  an event of default described
                      --------------------
above in this Article, Lender shall, prior to exercising the remedies described herein, provide Borrower with written notice specifying in reasonable detail the event of default which has occurred and stating that it intends to exercise remedies provided in this Section. Borrower shall then have five (5) days in the case of a monetary default, and twenty (20) days in the case of a non-monetary default, after receipt of such notice to cure or cause to be cured such default and to provide Lender with notice and reasonable documentation that it has cured or cause to be cured such Event of Default. If Borrower does not provide such proper notice and evidence, then Lender may immediately by notice to Borrower declare all or any portion of the outstanding principal amount under the Note and other obligations to be due and payable whereupon the full unpaid amount under the Note and other obligations which shall be so declared due and payable shall be and become immediately due and payable, without further notice, demand or presentment. Lender is further authorized, after the passage of the particular cure period, to perform or cause to be performed such act or take such action, or pay such money that Lender deems necessary or desirable to cure such Event of Default, and any expenses so incurred by Lender and any money so paid by the Lender shall be a demand obligation owing by Borrower to the Lender and the Lender, upon making such payment, shall be subrogated to all of the rights of the Person receiving such payment. Each amount due and owing by Borrower to the Lender pursuant to this Agreement or any other loan document shall bear interest from the date of notice to Borrower of such expenditure or payment or other occurrence which gives rise to such amount being owed to the Lender until paid at the Note interest rate plus six percent (6%) per annum, and all such amounts together with such interest thereon shall become part of the obligations evidenced by the Note and deemed secured by the Deed(s) of Trust and all other documents described or contemplated by this Agreement as security for the obligations of Borrower and its subsidiaries. Upon demand, after the occurrence of an event of default, Borrower shall reimburse Lender for all reasonable amounts expended (including the fees and out-of-pocket expenses of counsel) in connection therewith, as a result of or in connection with its exercise of remedies, together with interest on such amounts at the Note interest rate from the date incurred until reimbursed.

                                  ARTICLE VIII

                                  MISCELLANEOUS
                                  -------------

     Section  8.01.     EXPENSES;  INDEMNIFICATION.  Borrower  agrees  to pay on
                        --------------------------
demand all costs and expenses incurred by Lender in connection with the preparation, negotiation, and execution of this Agreement and any and all amendments, modifications, and supplements hereto. Borrower agrees to pay and to hold Lender harmless from and against all excise, sales, stamp, or other taxes and all fees payable in connection with this Agreement or the transactions contemplated hereby, and agree to hold Lender harmless from and against any and all present or future claims or liabilities with respect to or resulting from Borrower performing or delaying in performing their obligations under this Agreement.

     Section  8.02.     NO  WAIVER; CUMULATIVE REMEDIES.  No failure on the part
                        -------------------------------
of Lender to exercise and no delay in exercising, and no course of dealing with respect to, any right, power, or privilege under this Agreement shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power, or privilege under this Agreement preclude any other or further exercise thereof or the exercise of any other right, power, or privilege. The rights and remedies provided for in this Agreement are cumulative and not exclusive of any rights and remedies provided by law.

     Section  8.03.     SUCCESSORS AND ASSIGNS.  This Agreement shall be binding
                        ----------------------
upon and inure to the benefit of Borrower, TK Petrosearch, Anadarko Petrosearch and Lender and their respective successors, and assigns, except that Borrower, TK Petrosearch and Anadarko Petrosearch may not assign any of its rights or obligations under this Agreement without the prior written consent of Lender, which consent shall not be unreasonably withheld.

     Section  8.04.     AMENDMENT;  ENTIRE  AGREEMENT.  This  Agreement together
                        -----------------------------
with all documents described or referenced in this Agreement embodies the entire agreement among the parties hereto and supersedes all prior agreements and understandings, if any, relating to the subject matter hereof. The provisions of this Agreement may be amended or waived only by an instrument in writing signed by the parties hereto.

     Section  8.05.     NOTICES.  Any  notice,  consent,  or other communication
                        -------
required or permitted to be given under this Agreement to Lender or Borrower must be in writing and delivered in person or mailed by registered or certified mail, return receipt requested, postage prepaid, as follows:

     To  Lender:                  Fortuna  Asset  Management,  LLC
                                  1300  Bristol  Street
                                  Newport  Beach,  CA  92660
                                  Attention: Karen Beth Brenner, Managing Member
                                  FAX:  (949)  476-3098

                 (if by mail)     P.O.  Box  9109
                                  Newport  Beach,  CA  92658

     To  Borrower,  Anadarko,
     or  TK  Petrosearch:         Petrosearch  Corporation
                                  4801  Woodway  Drive,  Suite  300E
                                  Houston,  Texas  77056
                                  Attention:  President
                                  FAX:  (713)  961-9338

Any such notice, consent, or other communication shall be deemed given when delivered in person or, if mailed, when duly deposited in the mails.

     SECTION  8.06.    APPLICABLE  LAW.  THIS AGREEMENT SHALL BE GOVERNED BY AND
                       ---------------
CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS.

     Section  8.07.     HEADINGS.  The headings, captions, and arrangements used
                        --------
in this Agreement are for convenience only and shall not affect the interpretation of this Agreement.

     Section  8.08.     SURVIVAL  OF  REPRESENTATIONS  AND  WARRANTIES.  All
                        ----------------------------------------------
representations and warranties made in this Agreement or in any certificate delivered pursuant hereto shall survive the execution and delivery of this Agreement, and no investigation by Lender shall affect the representations and warranties or the right of Lender to rely upon them.

     Section  8.09.     COUNTERPARTS.  This  Agreement  may  be  executed in any
                        ------------
number of counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instruments.

     Section  8.10.     SEVERABILITY.  Any  provision of this Agreement which is
                        ------------
prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions of this Agreement, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

     Section  8.11.  USA  PATRIOT  ACT  COMPLIANCE.  This Agreement is expressly
                     -----------------------------
subject to the provisions of the USA Patriot Act, PublicLaw 107-56, signed into law October 26, 2001, and the resulting amendments to the various and sundry federal statutes resulting from its provisions.

     Section  8.12.  NO  ORAL  AGREEMENTS.  THIS WRITTEN LOAN AGREEMENT TOGETHER
                     --------------------
WITH THE DOCUMENTS DESCRIBED OR REFERENCED HEREIN REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.


     Executed as of the Effective Date above written.

SIGNATURES APPEAR ON FOLLOWING PAGE

                                          "Borrower"

                                     PETROSEARCH  CORPORATION

                                     By:  /s/  Bradley  J.  Simmons
                                        --------------------------------------
                                        Bradley  J.  Simmons,  President

                                          "Anadarko  Petrosearch"

                                     ANADARKO  PETROSEARCH,  L.L.C.

                                     By:  /s/  Bradley  J.  Simmons
                                        --------------------------------------
                                        Bradley  J.  Simmons,  Manager

                                          "TK  Petrosearch"

                                     TK  PETROSEARCH,  L.L.C.

                                     By:  /s/  Bradley  J.  Simmons
                                        --------------------------------------
                                        Bradley  J.  Simmons,  Manager

                                          "Guidance  Petrosearch"

                                      GUIDANCE  PETROSEARCH,  L.L.C.

                                     By:  /s/  Bradley  J.  Simmons
                                        --------------------------------------
                                        Bradley  J.  Simmons,  Manager

                                          "Lender"

                                     FORTUNA  ENERGY,  L.P.
                                     BY:  FORTUNA  ASSET  MANAGEMENT,  LLC
                                          Its  General  Partner

                                     By:  /s/  Karen Beth Brenner
                                        --------------------------------------
                                        Karen Beth Brenner, Managing Member


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